UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2018

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

43 London Wall, London, EC2M 5TF United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-207-347-8925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Pentair plc (the “Company”) previously announced its intention to separate the Company into two independent, publicly traded companies (the “Separation”). On April 3, 2018, the Company’s board of directors (the “Board”) appointed the following individuals to serve as executive officers of the Company, conditioned upon and effective as of the completion of the Separation:

Officer	Position(s)

John L. Stauch	President and Chief Executive Officer

Kelly A. Baker	Executive Vice President and Chief Human Resources Officer

Mark C. Borin	Executive Vice President and Chief Financial Officer

Karl R. Frykman	Executive Vice President and Chief Operating Officer

John H. Jacko	Executive Vice President and Chief Growth Officer

Karla C. Robertson	Executive Vice President, General Counsel and Secretary

Ademir Sarcevic	Senior Vice President and Chief Accounting Officer

The following is certain biographical information about each of the individuals appointed to serve as executive officers of the Company. In each case, such individuals will no longer serve in their current capacities described below effective as of the Separation, with the exception of John H. Jacko, whose appointment as Executive Vice President and Chief Growth Officer of the Company is effective as of April 3, 2018.

Mr. Stauch, 53, has been the Company’s Executive Vice President and Chief Financial Officer since 2007. He previously served as Chief Financial Officer of the Automation and Control Systems unit of Honeywell International Inc., 2005 – 2007; as Vice President, Finance and Chief Financial Officer of the Sensing and Controls unit of Honeywell International Inc., 2004 – 2005; as Vice President, Finance and Chief Financial Officer of the Automation & Control Products unit of Honeywell International Inc., 2002 – 2004; as Chief Financial Officer and IT Director of PerkinElmer Optoelectronics, a unit of PerkinElmer, Inc., 2000 – 2002; and in various executive, investor relations and managerial finance positions with Honeywell International Inc. and its predecessor AlliedSignal Inc., 1994 – 2000.

Ms. Baker, 48, has been the Chief Human Resources Officer of the Company’s Water segment since 2017. She previously served as Chief Human Resources Officer of Patterson Companies, Inc., 2016 – 2017; as Vice President, Human Resources for the U.S. Retail Operating Segment of General Mills, Inc., 2014 – 2016; as Vice President, Human Resources for Corporate Groups of General Mills, Inc., 2009 – 2014; and in various human resources positions at General Mills, Inc., 1995 – 2009.

Mr. Borin, 51, has been the Company’s Senior Vice President and Chief Accounting Officer since 2008 and its Treasurer since 2015. He previously served as a partner in the audit practice of the public accounting firm KPMG LLP, 2000 – 2008; and in various positions in the audit practice of KPMG LLP, 1989 – 2000.

Mr. Frykman, 58, has been the President of the Company’s Water segment since 2017. He previously served as President of the Company’s Water Quality Systems Global Business Unit, 2007 – 2016; as President of Aquatic Systems’ National Pool Tile group, 1998 – 2007; as Vice President of Operations for American Products, 1995 – 1998; as Vice President of Anthony Pools, 1990 – 1995; and as Vice President of Poolsaver, 1988 – 1990.

Mr. Jacko, 61, has been the Company’s Senior Vice President and Chief Marketing Officer since 2017. He previously served as Vice President and Chief Marketing Officer of Kennametal Corporation, 2007 – 2016; as Senior Vice President and Chief Marketing Officer of Flowserve Corporation, 2002 – 2007; as Vice President of Marketing and Customer Management of Flowserve Corporation, 2001 – 2002; and in various business leadership positions of Honeywell Aerospace, 1995 – 2001.

Ms. Robertson, 47, has been the General Counsel of the Company’s Water segment since 2017. She previously served as Executive Vice President, General Counsel and Corporate Secretary at Supervalu Inc., 2013 – 2017; as Executive Vice President, Legal at Supervalu Inc., 2013; as Vice President, Employment, Compensation and Benefits Law at Supervalu Inc., 2012 – 2013; as Director, Employment Law at Supervalu Inc., 2011 – 2012; as Senior Labor and Employment Counsel at Supervalu Inc., 2009 – 2011; as in house counsel at Target Corporation from 2006 – 2008, most recently while there as its Sr. Employee Relations Counsel and Group Manager; and in private practice at the law firm of Faegre & Benson LLP (now Faegre Baker Daniels LLP), 2000 – 2005.

Mr. Sarcevic, 43, has been the Company’s Global Controller since 2017. He previously served as the Chief Financial Officer of the Company’s Valves & Controls Global Business Unit, 2016 – 2017; as the Company’s Vice President, Corporate Audit, 2012 – 2016; as Vice President, Corporate Audit for Tyco Flow Control, a division of Tyco International Ltd., 2012; as Corporate Controller at Eisai Co., Ltd., 2010 – 2012; and in various audit, finance and accounting positions at Tyco Flow Control, Tyco International Ltd., Multilink Technology Corporation, Reader’s Digest and General Instrument Corporation (later acquired by Motorola Inc.), 1998 – 2010.

Each of the officers will participate in the Company’s standard executive compensation arrangements, at levels consistent with their respective seniority and scope of responsibility, as described under “Executive Compensation” in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 23, 2018. In connection with their appointments, Ms. Baker, Ms. Robertson and Mr. Sarcevic will enter into a Deed of Indemnification with the Company, as well as an Indemnification Agreement with Pentair Management Company, a subsidiary of the Company, the forms of which were filed as Exhibits 10.15 and 10.16, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on June 3, 2014 and are incorporated herein by reference. Mr. Stauch, Mr. Borin, Mr. Frykman and Mr. Jacko each previously entered into a Deed of Indemnification with the Company and an Indemnification Agreement with Pentair Management Company in connection his respective prior appointment as an executive officer of the Company.

ITEM 8.01	Other Events.

On April 3, 2018, the Board formally approved the Separation and certain details related to the Separation, including the record date, distribution date and distribution ratio. The Separation will occur by means of the declaration of a distribution of the Company’s Electrical business, to be effected by the transfer of the Electrical business from the Company to nVent Electric plc (“nVent”) and the issuance of ordinary shares of nVent directly to holders of Company ordinary shares on a pro rata basis (the “Distribution”). The Distribution is expected to occur prior to the open of business on April 30, 2018. Each Company shareholder will receive one ordinary share of nVent for every one ordinary share of the Company held as of the close of business on April 17, 2018, the record date for the Distribution.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “positioned,” “strategy,” “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the ability to satisfy the necessary conditions to consummate the Separation on a timely basis or at all; the ability to successfully separate the Water and Electrical businesses and realize the anticipated benefits from the Separation; adverse effects on the Water and Electrical business operations or financial results and the market price of our shares as a result of the announcement or consummation of the Separation; unanticipated transaction expenses, such as litigation or legal settlement expenses; failure to obtain tax rulings or changes in tax laws; the impact of the Separation on our employees, customers and suppliers; overall global economic and business conditions impacting the Water and Electrical businesses; future opportunities that our board may determine present greater potential to increase shareholder value; the ability of the Water and Electrical businesses to operate independently following the Separation; the ability to achieve the benefits of our restructuring plans; the ability to successfully identify, finance, complete and integrate acquisitions; competition and pricing pressures in the markets we serve; the strength of housing and related markets; volatility in currency exchange rates and commodity prices; inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply management and cash flow practices; increased risks associated with operating foreign businesses; the ability to deliver backlog and win future project work; failure of markets to accept new product introductions and enhancements; the impact of changes in laws and regulations, including those that limit U.S. tax benefits; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in our filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2017. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company assumes no obligation, and disclaims any obligation, to update the information contained in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 3, 2018.

PENTAIR PLC
Registrant

By:	/s/ Angela D. Jilek
Angela D. Jilek
Senior Vice President, General Counsel and Secretary